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                                                                    EXHIBIT 99.2


                     [LETTERHEAD OF NORTHWESTERN CORPORATION]

                                December 21, 2001


NorthWestern Corporation
125 South Dakota Avenue, Suite 1100
Sioux Falls, South Dakota  57104

NorthWestern Capital Financing II
c/o NorthWestern Corporation
125 South Dakota Avenue, Suite 1100
Sioux Falls, South Dakota  57104


Ladies and Gentlemen:

         As Vice President - Legal Affairs and Secretary of NorthWestern Corporation, a Delaware corporation (the "Company"), I am familiar with the registration of an aggregate of 4,000,000 of 8-1/4% Trust Preferred Securities (the "Trust Preferred Securities") and the securities related thereto, including up to an aggregate of 600,000 additional Trust Preferred Securities if the Underwriters exercise their full overallotment option, by NorthWestern Capital Financing II, a Delaware business trust (the "Trust") pursuant to Registration Statements on Form S-3 (Registration Nos. 333-58491 and 333-82707) (together, the "Registration Statements") filed by the Company, the Trust and other registrants parties thereto with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended.

         In connection herewith, I have examined the Registration Statement; including the exhibits thereto, the Restated Certificate of Trust for the Trust dated as of June 30, 1998; the Amended and Restated Declaration of Trust of the Trust (the "Declaration of Trust") dated as of December 21, 2002; the Preferred Securities Guarantee Agreement dated as of December 21, 2001, the Subordinated Debt Securities Indenture dated as of June 19, 1995 between the Company and JPMorgan Chase Bank (successor to The Chase Manhattan Bank (N.A.)) , as trustee and the Third Supplemental Indenture dated as of December 21, 2001. In addition, I have reviewed such other documents, corporate records and instruments, and performed such other investigations as I have considered appropriate in connection with the opinions expressed herein. Capitalized terms used but not defined herein are used as defined in the Registration Statement.

         Based on the foregoing, and upon my examination of such questions of law as I have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, I am of the opinion that:

         1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

         2. The Trust Preferred Securities, when issued against payment therefor as described in the Registration Statement, will represent valid and fully paid and nonassessable undivided beneficial interests in the assets of the Trust.

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NorthWestern Corporation
NorthWestern Capital Trust II
December 21, 2001
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         3. The Preferred Securities Guarantee has been duly authorized by the
Company and, when executed and delivered by the Company (assuming due execution by any other party thereto), and upon the issuance and sale of the Trust Preferred Securities to the holders of the Trust Preferred Securities in accordance with the Registration Statement, will constitute a valid and legally binding obligation of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         4. The Debenture has been duly authorized by the Company and when executed and issued by the Company and upon due execution and delivery of the Third Supplemental Indenture by the Company and the issuance and sale of the Debenture to the Trust in accordance with the Registration Statement, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee and due authentication of the Debenture by the Indenture Trustee, will constitute a valid and legally binding obligation of the Company.

         I am a member of the bar of the State of South Dakota. The opinions set forth above are limited in all respects to the laws of the State of South Dakota, the Delaware General Corporation Law, the Delaware Business Trust Act and federal laws and I express no opinion as to the laws of any other jurisdiction.

         I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to me under the caption "Legal Matters" in the Prospectus Supplement forming a part of the Registration Statement. In giving up this consent, I do not hereby admit that I am within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

                                        Very truly yours,

                                        /s/ Alan D. Dietrich
                                        -------------------------
                                        Alan D. Dietrich
                                        Vice President - Legal Affairs
                                        and Secretary